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                                                                  EXHIBIT 10.112

            Bernard Chaus, Inc.; S.L. Danielle Acquisition, LLC; and
                         Cynthia Steffe Acquisition, LLC
                               530 Seventh Avenue
                            New York, New York 10018


                                 March 31, 2004


The CIT Group/Commercial Services, Inc.
1211 Avenue of the Americas
New York, New York 10036

                            Re: NOTICE OF DEFACTORING

Ladies and Gentlemen:

     Reference is made to that certain Restated Factoring Termination Agreement ("Termination Agreement") dated January 30, 2004, by and between, Bernard Chaus, Inc. ("Chaus"), S.L. Danielle Acquisition, LLC ("Danielle Acquisition"), Cynthia Steffe Acquisition, LLC ("CS Acquisition") and The CIT Group/Commercial Services, Inc. ("CIT"). All capitalized terms not otherwise defined herein shall have the meanings given to them in the Termination Agreement.

     Pursuant to the terms and conditions of the Defactoring Arrangement set forth in the Termination Agreement, we hereby notify you that Chaus and Danielle Acquisition elect to terminate the Chaus Factoring Agreement and the Danielle Factoring Agreement, respectively, effective as of March 31, 2004.

     Except as expressly specifically provided herein, all of the representations, warranties, terms, covenants and conditions of the CS Factoring Agreement shall remain unamended and shall continue to be and shall remain, in full force and effect in accordance with its terms. This letter agreement shall be limited precisely as provided for herein and shall not be deemed an amendment of, consent to or modification of any term or provision of the CS Factoring Agreement or of any transaction or future action on your part requiring our consent under the Factoring Agreement.

     Kindly acknowledge your agreement with the terms hereof by signing where indicated below. This agreement may be executed in any number of and by different parties hereto, on separate counterparts, all of which when so executed shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.



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                                       Very truly yours,

                                       THE CIT GROUP/COMMERCIAL SERVICES, INC.
                                        as Lender

                                       By: /s/John Szwalek
                                           ------------------------------------
                                       Name:   John Szwalek
                                       Title:  Vice President



ACKNOWLEDGED AND AGREED:

Bernard Chaus, Inc.


By: /s/Barton Heminover
    -----------------------------------
    Name:  Barton Heminover
    Title: Chief Financial Officer


S.L. DANIELLE ACQUISITION, LLC


By: /s/Barton Heminover
    -----------------------------------
    Name:  Barton Heminover
    Title: Chief Financial Officer


CYNTHIA STEFFE ACQUISITION, LLC


By: /s/Barton Heminover
    -----------------------------------
    Name:  Barton Heminover
    Title: Chief Financial Officer


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